UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2019

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events

On August 13, 2019, Nephros, Inc. (the “Company”) issued a press release in which it announced that its common shares have been approved to list on the Nasdaq Capital Market. A copy of this press release is filed herewith as Exhibit 99.1.

The Company expects that, beginning with the opening of trading on August 14, 2019, the Company’s common stock will trade on the Nasdaq Capital Market under the Company’s existing CUSIP number, 640671400, and existing ticker symbol, “NEPH.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Nephros, Inc. Press Release, dated August 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: August 13, 2019	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer